Exhibit 99.1

Execution Version

Placement Agent Agreement

October 4, 2013

Gramercy Property Trust Inc.

521 Fifth Avenue, 30th Floor

New York, New York 10175

Dear Sirs:

Section 1.          Appointment of Placement Agent; Private Placement Exemption. (a) This Agreement confirms our understanding that Gramercy Property Trust Inc., a Maryland corporation (the “Company”), hereby appoints Morgan Stanley & Co. LLC as its sole placement agent (the “Placement Agent”) in connection with the proposed private placement (the “Placement”) of up to 11,535,200 shares (the “Securities”) of its common stock, $0.001 par value per share (the “Common Stock”). On the basis of the representations and warranties contained herein, but subject to the terms and conditions set forth herein, the Placement Agent agrees to use its reasonable efforts to solicit and receive offers to purchase the Securities. Notwithstanding anything to the contrary contained in this Agreement, the Placement Agent shall have no obligation to purchase any of the Securities, or any liability to the Company if any prospective purchaser fails to consummate a purchase of any of the Securities.

(b)          The Company shall rely on Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder for an exemption for the Placement from the registration requirements of the Securities Act. The Company shall offer the Securities for sale only to “accredited investors” within the meaning of Rule 501 under the Securities Act.

Section 2.          Fees and Expenses. (a) For this assignment, once the Placement of Securities is consummated, the Placement Agent will charge the Company (i) a fee of $550,000 in connection with the Securities issued and sold to BHR (defined below) pursuant to that certain common stock purchase agreement (the “Purchase Agreement”), dated as of October 4, 2013, by and among the Company, BHR Master Fund, Ltd., a Cayman Islands corporation (“BHR Master Fund”), and BHR OC Master Fund, Ltd., a Cayman Islands corporation (“BHR OC” and together with BHR Master Fund, “BHR”), and those additional Persons (as defined in the Purchase Agreement) that may become a party hereto prior to the Closing Date (as defined below) as a Purchaser by entering into a Joinder Agreement with the Company (each a “Purchaser” and collectively, the “Purchasers”), and (ii) a placement fee of 4.0% of the aggregate price of any Common Stock sold by the Company to those Purchasers other than BHR listed on Schedule 1 to the Purchase Agreement (as updated by one or more Joinder Agreements) (collectively, the “Placement Fee”). The Placement Fee shall be payable in immediately available funds on the date (the “Closing Date”) the Company receives payment for the Securities under the Purchase Agreement.

(b)          The Company shall, whether or not any sale of Securities is consummated, reimburse the Placement Agent for any out-of-pocket expenses incurred in connection with the Placement Agent’s obligations hereunder, including without limitation, (1) travel expenses and (2) the professional fees and expenses incurred by the Placement Agent, including reasonable fees and expenses of counsel engaged with the Company’s consent.

(c)          The right of the Placement Agent to receive the fees and reimbursements set forth in this Section 2 shall survive the termination of this Agreement in accordance with Section 12 hereof.

Section 3.          [Intentionally omitted.]

Section 4.          Representations and Warranties.

(a)          The Company represents and warrants to the Placement Agent that:

(i)          This Agreement has been duly authorized, executed and delivered by the Company.

(ii)         The representations and warranties of the Company contained in the Purchase Agreement will be true and correct as of each Closing Date.

(iii)        The Company’s public reports filed with the Securities and Exchange Commission (the “Commission”), and all subsequent reports (collectively, the “Exchange Act Reports”) that have been filed with the Commission or sent to stockholders, pursuant to Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”), did not when filed, and taken as a whole and as amended to the date hereof do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(iv)        The Exchange Act Reports, together with the Purchase Agreement and the Schedules thereto (the “Disclosure Materials”) will not, as of the date of the Purchase Agreement and as of each Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(v)         Neither the Company nor any person acting on its behalf has made any offers or sales of securities of the same or a similar class as the Securities during the six-month period ending as of the date hereof and no such offers or sales are currently being made, in each case that would be integrated with the offer and sale of the Securities pursuant to Rule 502(a) under the Securities Act. Neither the Company nor any other person acting on its behalf will, directly or indirectly, offer or sell any securities of the same or similar class as the Securities, or take any other action, so as to cause the offer and sale of the Securities to fail to be entitled to an exemption from the registration requirements of the Securities Act.

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(vi)        Commencing with the Company’s taxable year ended December 31, 2004, the taxable year ended December 31, 2005 of Gramercy Investment Trust, a Maryland real estate investment trust (the “First Private REIT”) and the taxable year ended December 31, 2007 of Gramercy Investment Trust II, a Maryland real estate investment trust (the “Second Private REIT,” and together with the First Private REIT, the “Private REITs”), each of the Company and the Private REITs has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”), and each of the Company’s and the Private REITs’ current and proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2013 and in future taxable years. No transaction or other event has occurred which could cause the Company or the Private REITs to not be able to qualify as a REIT for their taxable years ending December 31, 2013 or future taxable years.

(vii)       With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, general partner, managing member, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(viii)      The Company will notify the Placement Agent in writing, prior to the Closing Date of any Disqualification Event relating to any Company Covered Person not previously disclosed to the Placement Agent in accordance with Section 4(a)(vii).

(b)          The Placement Agent represents and warrants to the Company that:

(i)          With respect to Regulation D Securities, neither the Placement Agent, nor any of its directors, executive officers, general partners, managing members or other officers participating in the offering of Regulation D Securities (each, a "Dealer Covered Person" and, together, "Dealer Covered Persons"), is subject to any Disqualification Event except for a Disqualification Event (1) contemplated by Rule 506(d)(2) of the Securities Act and (2) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to the date of any offering of Regulation D Securities.

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(ii)         The Placement Agent represents that it is not aware of any person (other than any Company Covered Person or Dealer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities. The Placement Agent will notify the Company, prior to the Closing Date of any agreement entered into between the Placement Agent and such person in connection with such sale.

(iii)        The Placement Agent will notify the Company in writing, prior to the Closing Date of any Disqualification Event relating to any Dealer Covered Person not previously disclosed to the Company in accordance with Section 4(b)(i)(2).

Section 5.          Agreements. The Company agrees with the Placement Agent that:

(a)          The Company (i) will not solicit offers to buy, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, and (ii) will solicit offers for Securities only from, and will offer Securities only to, investors that it reasonably believes are institutional “accredited investors” within the meaning of Rule 501(a) under the Securities Act or “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act. In addition, the Company will take all other necessary steps to ensure that the offering and sale of the Securities are exempt from the registration requirements of the Securities Act and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in compliance with all applicable state securities laws.

(b)          The Company shall extend to all prospective purchasers the opportunity, prior to the Closing Date, to ask questions of, and receive answers from, the Company concerning the Securities and the terms and conditions of the offering thereof and to obtain any information that such prospective purchasers may consider necessary in making an informed investment decision or to verify the accuracy of the information set forth in the Disclosure Materials, to the extent the Company possesses the same or can acquire it without unreasonable effort or expense.

(c)          If any event occurs or condition exists as a result of which the Disclosure Materials or the information contained in the Company’s Exchange Act Reports would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances as of the date of the Purchase Agreement or when such filings were made, as the case may be, not misleading, or if, in the opinion of the Placement Agent or the Company, it is necessary at any time to amend or supplement the Disclosure Materials or file a subsequent Exchange Act report, as the case may be, to comply with applicable law, the Company will immediately notify the Placement Agent of any such event, condition or opinion of the Company and shall prepare an amendment or supplement to the Disclosure Materials or Exchange Act report, as the case may be, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Disclosure Materials or Exchange Act report, as the case may be, to the Placement Agent.

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(d)          Neither this Agreement nor any written or oral advice rendered by the Placement Agent in connection with this Agreement or the Placement may be disclosed to any third party or circulated or referred to publicly without the prior written consent of the Placement Agent.

Section 6.          Closing Documents. On each Closing Date, the Company shall deliver to the Placement Agent:

(a)          a copy of each officer's certificate delivered by the Company to a Purchaser on the Closing Date pursuant to the applicable Purchase Agreement;

(b)          an opinion of counsel to the Company, dated the Closing Date, to the effect that the issuance and sale by the Company of the Securities to the Purchasers, as contemplated by the Purchase Agreement, does not require registration under the Securities Act; and

(c)          copies of any other documents delivered to a Purchaser on the Closing Date as the Placement Agent may reasonably request in form satisfactory to the Placement Agent.

Section 7.          Exclusive Appointment. The Company shall not, directly or indirectly (except through the Placement Agent), sell or offer to sell any of the Securities or any substantially similar security during the term of the Placement Agent's appointment. Any sale or disposition of such Securities or similar securities during the term of such appointment will be deemed to be as if such sale or disposition were undertaken by the Placement Agent directly.

Section 8.          Offering of Securities. The Placement Agent agrees with the Company that (i) it will not solicit offers to buy, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, and (ii) it will solicit offers for Securities only from, and will offer Securities only to, investors that it reasonably believes are institutional “accredited investors” within the meaning of Rule 501(a) under the Securities Act or that are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act.

Section 9.          Advertising. Upon the completion of the Placement, the Placement Agent will be entitled to advertise the transaction in its usual format, at its expense in periodicals of its choice.

Section 10.         Indemnity and Contribution. The Company and the Placement Agent agree to the indemnification and contribution arrangements set forth in the letter agreement dated September 24, 2013, a copy of which is attached as Schedule I hereto. Furthermore, the Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arms length and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

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Section 11.         Representations, Indemnity and Agreements to Survive. The respective representations, warranties and indemnities set forth herein will remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or the Company or any of their respective officers, directors or controlling persons, and will survive delivery of any payment for the Securities. The provisions of this Section and Sections 2, 4, 7, 10 (including Schedule I hereto), 12, 13 and 15 hereof shall survive the termination or cancellation of this Agreement.

Section 12.         Termination. The Placement Agent's services hereunder shall terminate upon the earlier of the completion of the Placement or the termination of this Agreement with or without cause by either the Company or the Placement Agent at any time and without liability or continuing obligation to the Placement Agent or the Company, except (a) for any compensation earned or expenses incurred by the Placement Agent to the date of termination, and (b) as set forth in Section 11 hereof.

Section 13.         [Intentionally omitted.]

Section 14.         Patriot Act Compliance. The Placement Agent hereby notifies the Company that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), the Placement Agent is required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Placement Agent to identify the Company in accordance with the Patriot Act. In that connection, the Placement Agent may also request corporate formation documents, or other forms of identification, to verify information provided.

Section 15.         Governing Law. This Agreement (including Schedule I) shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 16.         Counterparts; Headings. This Agreement may be signed in counterparts with the same effect as if the signatures thereto were on the same instrument. The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Section 17.         Intergration; Amendment. This Agreement and the schedule attached hereto contain the entire agreement of the parties with respect to the subject matter of this Agreement, and supersede all prior negotiations, agreements and understandings with respect to the subject matter hereof. This Agreement may only be amended by a written document duly executed by all parties.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement between the Placement Agent and the Company.

Very truly yours,

Morgan Stanley & Co. LLC

By:	/s/ James Collins
Name: James Collins
Title: Managing Director

Accepted as of October 4, 2013

Gramercy Property Trust Inc.

By:	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

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Schedule I

September 24, 2013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

This letter will confirm that Gramercy Property Trust Inc. (the “Company”) has engaged Morgan Stanley & Co. LLC (“Morgan Stanley”) to advise and assist us in connection with the review of potential capital raises (the “Engagement”). We will wish to sign a formal engagement letter with you at a later date setting out in greater detail the agreed terms and scope of the Engagement. We understand that you will be acting in connection with the Engagement as an independent contractor with duties and obligations solely to us and not in any other capacity, including as a fiduciary. We agree that Morgan Stanley’s financial advice is intended solely for the benefit and use of our senior management and Board of Directors in considering the matters that is the subject of the Engagement, is not on behalf of, and shall not confer rights or remedies upon, any shareholder, employee or creditor of the Company or any other person, and may not be used or relied upon for any other purpose. We further understand that Morgan Stanley does not provide accounting, tax or legal advice. In consideration of your agreement to act on our behalf in connection with such matters, we agree to indemnify and hold harmless you and your affiliates and your and their respective officers, directors, employees and agents and each other person, if any, controlling you or any of your affiliates (you and each such other person being an “Indemnified Person”) from and against any losses, claims, damages or liabilities (but expressly excluding, in particular, any indirect or consequential damages or losses of any Indemnified Person, including, but not limited to, loss of profits for any Indemnified Person) related to, arising out of or in connection with the Engagement, and will reimburse each Indemnified Person for all reasonable and properly documented expenses (including reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, pursuing or defending any action, claim, suit, investigation or proceeding related to, arising out of or in connection with the Engagement, whether or not pending or threatened and whether or not any Indemnified Person is a party. We will not, however, be responsible for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith, willful misconduct or gross negligence of any Indemnified Person. We also agree that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to us for or in connection with the Engagement except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

We will not, without your prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Indemnified Person from any liabilities arising out of such action, claim, suit or proceeding. No Indemnified Person seeking indemnification, reimbursement or contribution under this agreement will, without our prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding referred to in the preceding paragraph.

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If the indemnification provided for in the first paragraph of this agreement is judicially determined to be unavailable (other than in accordance with the terms hereof) to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such Indemnified Person hereunder, we shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (and reasonable, documented expenses relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to you, on the one hand, and us, on the other hand, of the Engagement or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of you and us, as well as any other relevant equitable considerations, provided, however, in no event shall your aggregate contribution to the amount paid or payable exceed the aggregate amount of fees actually received by you under the Engagement. For the purposes of this agreement, the relative benefits to us and you of the Engagement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by us or our stockholders, as the case may be, in the transaction or transactions that are the subject of the Engagement, whether or not any such transaction is consummated, bears to (b) the fees paid or to be paid to you under the Engagement.

We acknowledge that Morgan Stanley (i) will rely on the accuracy and completeness, without verifying it independently, of any information it receives or reviews in connection with this Engagement; (ii) will not independently evaluate or appraise any assets or liabilities that may be involved in this Engagement, or advise or opine on any related solvency issues and (iii) will assume that any forecasted financial information reflects the best available estimates of future financial performance.

We agree that any advice or opinions Morgan Stanley provides to us may not be disclosed or referred to publicly or to any third party except in accordance with your prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, we (and our employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of any transaction and all materials of any kind (including opinions or other tax analyses) that are provided to us relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws. For this purpose, “tax structure” is limited to facts relevant to the U.S. federal and state income tax treatment of any transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

We and Morgan Stanley (on its own behalf and, to the extent permitted by law, on behalf of its shareholders) each waive any right to trial by jury in any action, claim, suit or proceeding with respect to Morgan Stanley’s engagement as financial advisor or your role in connection therewith.

We acknowledge that (i) Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses; (ii) its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services and (iii) Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in any of our or any other company’s debt or equity securities or loans or any related derivative instrument.

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The provisions of this agreement shall apply to the Engagement and any modification thereof and shall remain in full force and effect regardless of any termination or the completion of your services under the Engagement.

This agreement and the Engagement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that state.

Very truly yours,

GRAMERCY PROPERTY TRUST INC.

By:	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

Accepted:

MORGAN STANLEY & CO. LLC

By:	/s/ Guy Metcalfe
Name: Guy Metcalfe
Title: Managing Director

Date: September 24, 2013

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